Exhibit 10.1

FIRST AMENDMENT TO

INTERNATIONAL STEM CELL CORPORATION

PROMISSORY NOTE

THIS FIRST AMENDMENT TO PROMISSORY NOTE (“Amendment”), dated November 12, 2018, is entered into by International Stem Cell Corporation, a Delaware corporation, with offices located at 5950 Priestly Drive, Carlsbad, CA 92008 (the “Borrower”) and Andrey Semechkin or his assigns (the “Noteholder”);

WHEREAS, Borrower and Noteholder are parties to that certain Promissory Note, dated as of August 8, 2018 (the “Promissory Note”); and

WHEREAS, Borrower and Noteholder desire to amend the Promissory Note; and

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by each party hereto as follows:

1. Maturity Date specified in the Promissory Note Section 2.1 (“Final Payment Date”) as November 1, 2018 shall be extended to January 15, 2019.

2. Except as expressly amended and modified by this Amendment, the Promissory Note is and shall continue to be in full force and effect in accordance with the terms thereof.

IN WITNESS WHEREOF, the Borrower and the Noteholder have executed this Amendment as of the date first written above.

BORROWER		NOTEHOLDER

International Stem Cell Corporation		Andrey Semechkin

/s/ Sophia Garnette	November 12, 2018	/s/ Andrey Semechkin	November 12, 2018
Signature	DATE	Signature	DATE

Sophia D. Garnette
VP Legal Affairs & Operations